UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2007

SONOSITE, INC.

(Exact name of registrant as specified in its charter)

Washington	0-23791	91-1405022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21919 30th Drive S.E., Bothell, Washington	98021-3904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 951-1200

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 21, 2007, we filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission for the offer and sale of equity and debt securities by us.

The net proceeds from the sale of the securities to which the prospectus contained in the shelf registration statement on Form S-3 relates will be used to fund acquisitions from time to time of one or more complementary businesses. To the extent the net proceeds are not used for acquisitions, they will be used for general corporate purposes, which may include repayment of debt, capital expenditures, investments in our subsidiaries or as additions to working capital. Net proceeds may be temporarily invested prior to use.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

By:	/s/ MICHAEL J. SCHUH
Michael J. Schuh
Chief Financial Officer

Dated: May 18, 2007

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